UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                       Date of Report: September 14, 1998

                              MEDIX RESOURCES, INC
             (Exact name of registrant as specified in its charter)

               Colorado             000-24768                 84-1123311
    (State or other jurisdiction  (Commission                (IRS Employer
          of incorporation)       File Number)             Identification No.)

         7100 East Belleview Ave., Suite 301, Englewood, CO 80111 (Address of principal executive offices) (Zip Code)

      Registrant's telephone number, including area code: (303) 741-2045

                                      None
        (Former name or former address, if changes since last report)

Item 2 . Acquisition or Disposition of Assets.

On September 14, 1998, the Registrant disposed of remaining operations in the State of New York, which operate under the trade names "STAT Healthcare Services" and "Ellis Home Care Services," by selling certain contracts and other assets to Premier Home Health Care Services, Inc. of White Plains, New York. The purchase price for the operations was $1,650,000, payable with cash of $1,000,000 and the delivery of two promissory notes in the principal amount of $325,000 each. The promissory notes accrue interest at 4% annually,and mature in 9 and 15 months respectively. The 15-month promissory note has been escrowed and is subject to offset if the operations do not meet certain billings levels over a 4-week period after the closing or if claims for indemnification are made by the purchaser. The Registrant used the funds generated by the sale to reduce indebtedness and provide working capital.

Item 5. Other Events. Press Release, dated September 22, 1998 announcing the sale of the Registrant's STAT Health Care Services and Ellis Home Care Services operations.

Item 7.   Financial Statements and Exhibits.

          List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report:

(a) Financial Statements - None

(b) The required pro forma financial information is presented below:

               UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 28, 1998 AND JUNE 29, 1997 Assumes the sale of all Stat and Ellis took place on December 31, 1996






                                                                           SIX MONTHS ENDED JUNE 28, 1998
                                             --------------------------------------------------------------------------------------
                                                                                                Additional
                                                                                                 Loss on
                                             Medix Resources,             Stat and             Sale of Stat
                                                 Inc. (1)                  Ellis(2)            and Ellis (4)              Pro Forma
                                                -----------             -----------            -------------             -----------


Net revenues .......................            $10,162,000              $3,330,000             $      --                $6,832,000

Direct costs of
 services ..........................              7,763,000               2,381,000                    --                 5,382,000
                                                -----------             -----------             -----------             -----------

Gross margin .......................              2,399,000                 949,000                    --                 1,450,000

Selling, general
 and administrative
 expenses ..........................              3,187,000                 637,000                    --                 2,550,000
 expenses
(Loss) on sale
 of divisions ......................               (223,000)                   --                  (207,000)               (430,000)
                                                -----------             -----------             -----------             -----------
Net income from
 operations ........................             (1,011,000)                312,000                (207,000)             (1,530,000)

Interest expense, net...............                405,000                 135,000                    --                   270,000
                                                -----------             -----------             -----------             -----------

Net (loss) .........................            $(1,416,000)            $   177,000             $  (207,000)            $(1,800,000)
                                                ===========             ===========             ===========             ===========

Basic (loss) per
 common share ......................            $      (.07)            $       .01             $      (.01)            $      (.09)
                                                ===========             ===========             ===========             ===========

Weighted average
 shares outstanding.................             20,148,289              20,148,289              20,148,289              20,148,289
                                                ===========             ===========             ===========             ===========


                                                                     Six Months Ended June 29, 1997
                                    ------------------------------------------------------------------------------------------------
                                        Medix               Stat and                             Loss on Sale of
                                  Resources, Inc.(1)         Ellis (2)           Paxxon (3)        Divisions (5)          Pro Forma
                                    ---------------       ------------        ------------        ------------------     -----------


Net revenues ................         $13,624,000           $3,563,000          $2,117,000        $       --           $  7,944,000

Direct costs of
 services ...................          10,445,000            2,657,000           1,678,000                --              6,110,000
                                     ------------         ------------        ------------        ------------         ------------

Gross margin ................           3,179,000              906,000             439,000                --              1,834,000

Selling, general
 and administrative
 expenses       .............           2,920,000              620,000             246,000                --              2,054,000

(Loss) on sale
 of divisions................                --                   --                  --               729,000              729,000
                                     ------------         ------------        ------------        ------------         ------------
Net income from
 operations .................             259,000              286,000             193,000            (729,000)            (949,000)

Interest expense, net........             400,000              122,000              64,000                --                214,000
                                     ------------         ------------        ------------        ------------         ------------

Net (loss) ..................        $   (141,000            $164,000             $129,000        $   (729,000)        $ (1,163,000)
                                     ============         ============        ============        ============         ============

Basic (loss) per
 common share ...............        $       (.10)        $        .02        $        .02        $       (.10)        $       (.24)
                                     ============         ============        ============        ============         ============

Weighted average
 shares outstanding..........           7,582,488            7,582,488           7,582,488           7,582,488            7,582,488
                                     ============         ============        ============        ============         ============


Notes to unaudited pro forma statements of operations:


(1) From the Company's June 28, 1998 and June 29, 1997, respective Form 10-QSB reflecting unaudited results of operations for the six months ended.

(2) To remove the results of operations of STAT and ELLIS as if the sale took place on December 31, 1996.

(3) To remove the results of operations of PAXXON which was sold in October of 1997, to reflect the sale as if it took place on December 31, 1996.

(4) To record an additional loss on the sale of STAT and ELLIS based on the net sales proceeds expected from the sale, which assumes that the second $325,000 note receivable is adjusted to zero as descibed in the post-closing adjustments of the asset sale agreement. The Company has already recorded an impairment to goodwill during the second quarter ended June 28, 1998 for $573,000 based on the preliminary purchase price.

(5) To record a loss of $1,341,000 on the sale of STAT and ELLIS based on the net book values of the intangible assets being sold as of December 31,1996 and the net sales proceeds expected on the sale. Also, to record a gain on the sale of Paxxon of $612,000 based on the net book value of the assets sold as of December 31, 1996.

(c) Exhibits

    Exhibit 10.23 Purchase and Sale Agreement, dated September 14, 1998, among Premier Home Health Care Services, Inc., National Care Resources-New York, Inc., JJ Care Resources, Inc. and Medix Resources, Inc.

    Exhibit 99.1 Press Release announcing the sale of the Registrant's STAT Health Care Services and Ellis Home Care Services operations.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


          MEDIX RESOURCES, INC.


Date:     September 28, 1998   By:/S/JOHN P. YEROS
                                 -----------------

                               John P. Yeros, President
                               and Chief Executive Officer